UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

     Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445 Date of fiscal year end: December 31 Date of reporting period: July 1, 2004 - December 31, 2004

Item 1: Reports to Shareholders

2004 Annual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION	8

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	9

UNDERSTANDING YOUR FUND’S EXPENSES	20

TRUSTEES AND OFFICERS	21

For more than 30 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

TV GUIDE
           Imagine that you are participating in the game show Jeopardy. Alex Trebek reads the following answer: “Investment style whose wildly successful run in 2004 closely resembled the winning streak of record-setting Jeopardy contestant Ken Jennings.” How would you respond? “Remember,” Alex reminds you, “you must phrase your response in the form of a question.” If you answer, “What is small-cap value, Alex?” then you would be correct. Our chosen approach and asset class enjoyed an amazing run in 2004, one that from our perspective seemed about as likely as a mildmannered Mormon revealing himself to be a wildly well-informed polymath on a television quiz show. As late as July, we were describing a low-return stock market that had been unable to establish a firm direction for itself, so we were as surprised as anyone when equity prices throughout the market began to rise following the August 2004 lows. And unlike Ken Jennings’s streak, small-cap value showed no signs of slowing down as the year came to a close. Whether or not it can continue its market-leading ride is a question that perhaps the collective brain power assembled in Jeopardy’s upcoming “Tournament of Champions” would not mind tackling.
           They would almost certainly be better at market predictions than we usually are. While we admittedly tend to come down on the pessimistic side of things, even more sanguine observers of the stock market saw little earlier in the year that pointed toward a widespread rally for equities. Certainly few, if any, guessed that small-cap value would lead the way. If anything, most commentators, reacting to the softly falling prices in the second and third quarters, were distinctly unlike Ken Jennings in their lack of confidence about which way the market was going, ourselves included. As one publication put it, “Strategists always say it’s a stock picker’s market when they really don’t know what’s about to happen.” Having once again made an inaccurate call — we thought that most stocks would have been fortunate to post single-digit positive returns for the calendar year — we were only too grateful that we rely on our portfolio managers’ talents for individual stock selection and not our ability to predict large-scale market trends or future returns.
           Still, certain matters do seem clear to us as we look back to get a sense of what may lie ahead. As wonderful as any rally is, especially one that was so beneficial to so many small-cap companies, the best times are probably behind us, or at least coming to a close. Certain elements must be in place for the market to produce high returns, such as declining interest rates, a vigorous economy and an engine of innovation to drive speculation. As of this writing, we do not see any of those elements in place — interest rates are slowly rising, the economy is doing well enough, but not great, and there have not been any major innovations that would ignite a large sector of the market and/or the economy. Also worth considering is the accretive effect of potential stressors on the economy: higher oil prices, high levels of consumer debt and the increasing cost of imports. Although none of these is likely to be powerful enough to sink the economy, we suspect that their combined effect should keep the economy from really catching fire, at least through the coming months. To risk a pun, we would not say that small-cap value — or stocks as a whole — will

Whether or not small-cap value can continue its market-leading ride is a question that perhaps the collective brain power assembled in Jeopardy’s upcoming “Tournament of Champions” would not mind tackling.

2 | ROYCE CAPITAL FUND ANNUAL REPORT 2004

soon be in jeopardy, but we also doubt that anyone will be comparing small-cap value returns to record-setting game show contestants next year at this time.
           In much the same way as the intrepid crime scene investigators pore over evidence on CBS’s CSI franchise, we like to comb through the returns of the year for evidence that helps to explain what happened in the stock market. Of course, one doesn’t have to be an expert in forensic science to see the advantages that small-cap enjoyed in 2004. For the sixth consecutive year, the small-cap Russell 2000 index outperformed its large-cap counterpart, the S&P 500. 2004 also marked the fifth time in six years that the Russell 2000 outpaced the Nasdaq Composite. The smallcap index rose 18.3% in 2004, compared to respective gains of 10.9% and 8.6% for the S&P 500 and the Nasdaq Composite. Although small-caps were ahead of large-caps in 2004’s opening six-month period, the Russell 2000 gained greater distance on the S&P 500 in the robust fourth-quarter rally in which it was up 14.1% versus 9.2% for the large-cap index. The Nasdaq Composite outgained both indices with a 14.7% fourth-quarter return.
           It would not surprise us to see a correction of as much as 15% in 2005 for stocks as a whole, and we would expect small-cap to underperform in the downturn. To our way of thinking, this would not be the worst thing that could happen. Finding what we think is outstanding value was much more difficult in 2004 than in previous years. Although the market saw continual ups and downs, the descents were generally not severe enough to create widespread purchase opportunities or the kind of deep discounts that we like to see in stock prices. Our goal would be to take advantage of falling prices by adding to existing positions and initiating new ones in businesses that we find attractive. A downturn would thus represent a fine opportunity to re-seed the portfolios following a terrific harvesting period. Whatever the condition of the market landscape in the months to come, we will continue to seek what we think is excellent value in small-cap companies. As we have suggested, we do not believe that small-cap or smallcap value will continue to outperform in each calendar year through the end of the decade, but we do believe that reasonable returns can continue from the asset class.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2005
ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO
Average Annual Total Returns Through 12/31/04		Portfolio Diagnostics
July — December *	7.53%	Median Market Capitalization	$316 million
One-Year	13.85	Weighted Average P/E Ratio	19.9x*
Three-Year	13.95	Weighted Average P/B Ratio	2.0x
Five-Year	17.87	Weighted Average Yield	0.3%
Since Inception (12/27/96)	17.67	Number of Holdings	207
		Fund Net Assets	$345 million
* Not annualized.		* Excludes 29% of portfolio holdings with zero or negative earnings as of 12/31/04.

MANAGER’S DISCUSSION

After a red-hot 2003, the performance of micro-cap stocks cooled down in 2004 — at least compared to their siblings in small-cap’s upper tier — but never grew cold enough to prevent Royce Capital Fund — Micro-Cap Portfolio (RCM) from having a solid year on an absolute basis. The Fund was up 13.9% in 2004, underperforming its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. RCM slightly lagged its benchmark through the first three quarters, but the dynamic fourth-quarter rally, in which the the Fund lost ground to the Russell 2000 (+10.6% versus +14.1%) made the biggest difference in 2004’s performance. For the periods ended 12/31/04, RCM gained 120.7% from the previous small-cap market peak on 3/9/00 and 94.4% from the small-cap market trough on 10/9/02, versus respective returns of 14.5% and 104.8% for the small-cap benchmark. These strong market cycle results helped the Fund maintain a long-term performance edge over the Russell 2000. RCM outperformed the Russell 2000 for the three-year, five-year and since inception (12/27/96) periods ended 12/31/04. The Fund’s average annual total return since inception was 17.7%.
           Solid net gains on a dollar basis could be found in nine of the Fund’s 10 sectors, with holdings in Health and Natural Resources making the most significant positive impact on performance. After the stock price of Orchid BioSciences collapsed in the wake of the Internet bubble, new management came aboard in 2003 with the plan to profitably develop the company’s DNA testing business and clean up its balance sheet. We built a position in RCM’s portfolio between June and October 2004, pleased to see its share price mostly climb through 2004’s second half. We took some gains in November and December. Myriad Genetics is a biopharmaceutical company that focuses on diagnostics and drug development. Its early warning cancer treatments helped draw investors to the stock, and its price rose in the fourth quarter, when we reduced our position.
           Holdings in the Natural Resources sector also made a positive dollar-based impact on the Fund’s performance. Within the sector, net gains from RCM’s holdings in energy services dominated. In fact, total net gains in the Fund’s energy services stocks not only outpaced those for all of the Fund’s other industry groups in 2004, they were higher than those for all of its sectors as well. During 2004, we increased our positions in companies that we felt most confident about, including Dawson Geophysical, GulfMark Offshore and Gulf Island Fabrication. Precious metals and mining companies showed a modest net gain as a group after posting first-half losses. For the calendar year, portfolio losses were located more on the level of individual positions, although software holdings showed dollar losses as a group.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

4 | ROYCE CAPITAL FUND ANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Trican Well Service	1.4%
Northern Orion Resources	1.2
Western Silver	1.1
GulfMark Offshore	1.1
Gulf Island Fabrication	1.1
Exponent	1.0
Pason Systems	1.0
Dawson Geophysical	0.9
Metallica Resources	0.9
Tesco Corporation	0.9

Portfolio Sector Breakdown	% of Net Assets

Health	17.6%
Technology	17.1
Natural Resources	16.1
Industrial Services	7.3
Industrial Products	6.9
Consumer Services	6.8
Financial Intermediaries	5.2
Consumer Products	3.9
Financial Services	0.6
Miscellaneous	4.8
Preferred Stock	0.2
Cash and Cash Equivalents	13.5

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain		GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss

DUSA Pharmaceuticals	$3,015,437	Bennett Environmental	$2,217,002
Trican Well Service	2,874,944	Golden Star Resources	1,236,984
Orchid BioSciences	1,426,131	Curative Health Services	977,760
GulfMark Offshore	1,379,970	Tengtu International	908,776
Myriad Genetics	1,339,540	PLATO Learning	831,889

DUSA Pharmaceuticals — This pharmaceutical company develops drugs and light devices for the treatment and detection of skin diseases. After buying some shares near the firm’s cash value in 2003, we sold shares in April, May and throughout the fourth quarter, as its price climbed.

Trican Well Service — Though no longer a micro-cap company, we liked the conservative management and solid fundamentals of this piping and oil drilling equipment manufacturer that also specializes in oil well completion, maintenance and repair services.

Bennett Environmental — We liked the business of this environmental clean-up firm that we first bought in 2003. The company recently expanded its capacity without a corresponding expansion in business, though we still think that it may be able to improve its business.

		Golden Star Resources — Our confidence for the long-term prospects for this conservatively capitalized gold mining company with the bulk of its operation in Ghana remains undiminished in the face of a very rough year for precious metals companies.

ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO
Average Annual Total Returns Through 12/31/04		Portfolio Diagnostics
July – December *	13.17%	Median Market Capitalization	$957 million
One-Year	24.95	Weighted Average P/E Ratio	18.0x
Three-Year	14.97	Weighted Average P/B Ratio	2.5x
Five-Year	19.64	Weighted Average Yield	0.5%
Since Inception (12/27/96)	16.56	Number of Holdings	85
* Not annualized.		Fund Net Assets	$111 million

MANAGERS’ DISCUSSION

Royce Capital Fund — Small-Cap Portfolio (RCS) gained 25.0% for the calendar year versus a return of 18.3% for its small-cap benchmark, the Russell 2000. RCS outpaced the Russell 2000 in the year’s first three quarters, most significantly posting positive returns in both the more tepid second quarter (+2.8%) and more bearish third quarter (+1.7%). Although the Fund lagged its benchmark in the dynamic fourth-quarter rally (+11.3% versus +14.1%), it still turned in an impressive calendar-year showing. For the periods ended 12/31/04, RCS’s market-cycle and long-term performances were also strong. From the previous small-cap market peak on 3/9/00, the Fund was well ahead of the Russell 2000 (+134.8% versus +14.5%), and from the recent small-cap market trough on 10/9/02, RCS also outgained its benchmark (+110.0% versus +104.8%). The Fund outperformed the Russell 2000 for the three-year, five-year and since inception (12/27/96) periods ended 12/31/04. RCS’s average annual total return since inception was 16.6%.
          Although within small-cap as a whole energy, finance and industrial stocks led the market in 2004, Fund holdings in the Health sector made the greatest dollar-based contribution to performance in 2004. Centene Corporation and Molina Healthcare are managed care businesses that serve mostly Medicaid recipients. We think highly of each firm’s management and growing business, as they have been expanding in what we believe was a measured and responsible fashion. We sold some shares of the former stock in December but held a good-sized stake in Molina Healthcare at year end. Although Tech stocks mostly suffered in the aftermath of a terrific 2003, many of the Fund’s Technology holdings, especially in software, did well in 2004. We built a position in Sybase between April and October when its price was mostly declining. The firm has a profitable database business and also makes mobile and work station connection products used primarily by telecommunications and financial services companies, as well as by government agencies. Share price volatility allowed us to increase our stake in InterVideo during the year. The company creates DVD, video editing and DVD burning software.
          Elsewhere in the portfolio, we had success with Unit Corporation. Many equity analysts ignored its dual businesses of land contract drilling and oil and natural gas exploration and production because most energy companies concentrate on only one of these areas. We saw a well-managed business that we felt was under-appreciated. In February, we began to build our stake in financial company eFunds Corporation before its price rose in the fourth quarter. We like its strong balance sheet, ability to generate free cash flow and successful businesses such as electronic payment management and outsourcing consulting. The price of video game retailer Electronics Boutique Holdings soared near the end of the third quarter on the news of better-than-expected second-quarter earnings that was followed by the announcement of quintupled third-quarter earnings. Losses could be found in the precious metals and mining group (part of the Natural Resources sector) and on a stock-by-stock basis in the Fund’s other sectors.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

6 | ROYCE CAPITAL FUND ANNUAL REPORT 2004

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

eFunds Corporation	2.3%
Nu Skin Enterprises Cl. A	2.2
Sybase	2.2
K-Swiss Cl. A	2.2
Unit Corporation	2.0
Aspen Insurance Holdings	1.9
Transaction Systems Architects Cl. A	1.9
InterVideo	1.8
Hooker Furniture	1.8
FTI Consulting	1.8

Portfolio Sector Breakdown	% of Net Assets

Consumer Products	15.1%
Consumer Services	15.1
Health	13.5
Technology	12.8
Natural Resources	9.6
Industrial Products	7.0
Financial Intermediaries	6.6
Financial Services	2.3
Industrial Services	1.8
Miscellaneous	4.2
Cash and Cash Equivalents	12.0

GOOD IDEAS THAT WORKED 2004 Net Realized and Unrealized Gain		GOOD IDEAS AT THE TIME 2004 Net Realized and Unrealized Loss

AMERIGROUP Corporation	$933,490	Callaway Golf Company	$367,875
Nu Skin Enterprises Cl. A	793,398	Hecla Mining Company	285,852
Unit Corporation	790,619	Goldcorp	151,251
eFunds Corporation	739,440	Curative Health Services	133,682
Houston Exploration Company	723,312	Big Lots	127,400

AMERIGROUP Corporation — Success with expansion and overall company growth helped to spur a fourth-quarter rise in the stock price of this managed care business that primarily serves Medicaid patients. We sold a little over half of our position in December.

Nu Skin Enterprises — We like the core business of this direct marketer of cosmetics and diet and nutritional supplements. Its share price tumbled, then quickly recovered, on an earnings disappointment in October. It was the Fund’s number two holding on 12/31/04.

Callaway Golf Company — While on a firm-wide basis we’re still unsure whether we should give a mulligan to this leading golf club and golf ball manufacturer for making what looked to us like a questionable acquisition of a struggling competitor, in RCS’s portfolio we decided to take a bogey and move on in July.

Hecla Mining Company — In general, we remain sanguine about the long-term potential for this gold, silver, zinc and lead mining company due to its low debt and management. We held a position at year end.

ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 7

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

Notes To Performance And Statistical Information
           All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2004, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2004 and are subject to change at any time without notice. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com. The Funds’ P/E calculations exclude companies with zero or negative earnings. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
           The Russell 2000, S&P 500 and Nasdaq Composite are unmanaged indices of domestic common stocks. Returns for the market indices used in this Report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-looking Statements
          This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results
  the prospects of the Funds’ portfolio companies
  the impact of investments that the Funds have made or may make the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.

          This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

          The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov. Information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-221-4268 (toll-free), on the website of the SEC, at www.sec.gov., and on The Royce Funds’ website at www.roycefunds.com.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

8 | ROYCE CAPITAL FUND ANNUAL REPORT 2004

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2004

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 86.3%			PXRE Group	67,000	$1,689,070
			ProAssurance Corporation [a,c]	74,500	2,913,695
Consumer Products – 3.9%			United Fire & Casualty Company	60,000	2,022,600
Apparel and Shoes - 0.9%
Cutter & Buck	67,000	$976,190			15,065,046
†Stride Rite	197,600	2,207,192
			Total (Cost $10,844,977)		17,929,653
		3,183,382
			Financial Services – 0.6%
Food/Beverage/Tobacco - 1.3%			Other Financial Services - 0.6%
Boston Beer Company Cl. A [a,c]	37,900	806,133	E-LOAN [a,c]	206,000	696,280
CoolBrands International [a]	258,300	1,958,022	Electro Rent	103,300	1,469,959
Green Mountain Coffee Roasters [a,c]	42,000	1,054,200
Monterey Gourmet Foods [a]	198,100	669,578	Total (Cost $1,779,138)		2,166,239

		4,487,933	Health – 17.6%
			Commercial Services - 2.3%
Sports and Recreation - 0.8%			Discovery Partners International [a]	437,700	2,079,075
Arctic Cat	42,500	1,127,100	First Consulting Group [a,c]	335,800	2,051,738
Thor Industries	46,200	1,711,710	Hooper Holmes	323,700	1,916,304
			PAREXEL International [a]	27,000	548,100
		2,838,810	TriZetto Group (The) [a]	150,600	1,430,700

Other Consumer Products - 0.9%					8,025,917
RC2 Corporation [a,c]	90,000	2,934,000
			Drugs and Biotech - 8.4%
Total (Cost $8,834,933)		13,444,125	Able Laboratories [a,c]	60,000	1,365,000
			BioSource International [a]	157,500	1,086,750
Consumer Services – 6.8%			CancerVax Corporation [a,c]	70,500	764,925
Direct Marketing - 0.3%			Cell Genesys [a,c]	163,500	1,324,350
J. Jill Group [a]	59,900	891,911	Cerus Corporation [a]	345,000	1,021,200
			Compugen [a]	162,900	835,677
Leisure and Entertainment - 2.2%			Durect Corporation [a,c]	593,748	1,947,493
4Kids Entertainment [a,c]	48,000	1,008,960	DUSA Pharmaceuticals [a,c]	205,100	2,932,930
Multimedia Games [a,c]	159,200	2,508,992	Emisphere Technologies [a,c]	120,600	488,430
New Frontier Media [a]	283,300	2,243,453	Gene Logic [a]	405,200	1,491,136
†Steiner Leisure [a]	54,000	1,613,520	Lexicon Genetics [a]	386,100	2,994,205
			Luminex Corporation [a,c]	90,000	799,200
		7,374,925	Maxygen [a]	73,000	933,670
			Myriad Genetics [a,c]	97,400	2,192,474
Restaurants and Lodgings - 0.7%			NeoPharm [a,c]	120,700	1,509,957
Benihana Cl. A [a]	73,145	1,188,606	†Nuvelo [a,c]	64,700	637,295
California Pizza Kitchen [a]	55,500	1,276,500	Orchid BioSciences [a,c]	234,600	2,697,900
			Pharmacyclics [a,c]	61,300	641,811
		2,465,106	VIVUS [a,c]	206,000	916,700
			Zila [a]	592,700	2,536,756
Retail Stores - 3.3%
†A.C. Moore Arts & Crafts [a,c]	12,600	363,006			29,117,859
Brookstone [a]	60,000	1,173,000
Buckle (The)	52,900	1,560,550	Health Services - 2.4%
Cache [a]	132,500	2,387,650	†Albany Molecular Research [a]	155,500	1,732,270
Cato Corporation Cl. A	96,000	2,766,720	†Bio-Imaging Technologies [a,c]	115,000	630,200
†Charlotte Russe Holding [a]	118,000	1,191,800	Centene Corporation [a]	53,400	1,513,890
Shoe Carnival [a]	50,000	650,000	Cross Country Healthcare [a,c]	78,400	1,417,472
Sport Chalet [a]	100,000	1,396,000	TLC Vision [a,c]	101,400	1,057,602
			U.S. Physical Therapy [a]	116,400	1,794,888
		11,488,726
					8,146,322
Other Consumer Services - 0.3%
First Cash Financial Services [a]	43,000	1,148,530	Medical Products and Devices - 3.3%
			Aksys [a,c]	142,700	793,412
Total (Cost $17,109,175)		23,369,198	Bruker BioSciences [a]	516,800	2,082,704
			Exactech [a,c]	22,800	417,012
Financial Intermediaries – 5.2%			NMT Medical [a]	93,100	460,845
Banking - 0.8%			Orthofix International [a,c]	31,000	1,223,849
†Bancorp (The) [a]	74,925	1,198,800	OrthoLogic Corporation [a]	151,000	943,750
Canadian Western Bank	75,400	1,665,807	Quinton Cardiology Systems [a]	57,200	604,032

		2,864,607

Insurance - 4.4%
American Safety Insurance Holdings [a]	136,200	2,225,508
Argonaut Group [a,c]	117,000	2,472,210
NYMAGIC	80,900	2,046,770
Navigators Group [a]	56,300	1,695,193

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 9

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Food and Tobacco Processors - 0.7%
Medical Products and Devices (continued)			Omega Protein [a]	160,900	$1,383,740
†Synovis Life Technologies [a,c]	70,600	$763,186	Zapata Corporation [a]	18,800	1,126,120
Viasys Healthcare [a]	52,900	1,005,100
Young Innovations	68,750	2,318,938			2,509,860
Zoll Medical [a]	22,000	756,800
			Printing - 1.1%
		11,369,628	†CSS Industries	48,800	1,549,888
			Courier Corporation	23,800	1,235,696
Personal Care - 1.2%			Ennis	60,500	1,164,625
Lifeline Systems [a]	90,840	2,340,038
†Nutraceutical International [a]	129,500	1,995,595			3,950,209

		4,335,633	Transportation and Logistics - 2.1%
			AirNet Systems [a,c]	224,500	783,505
Total (Cost $46,717,236)		60,995,359	Covenant Transport Cl. A [a]	65,100	1,355,382
			Marten Transport [a,c]	92,650	2,105,934
Industrial Products – 6.9%			Vitran Corporation Cl. A [a]	166,950	2,854,845
Automotive - 0.7%
Spartan Motors	65,000	775,450			7,099,666
Wescast Industries Cl. A	62,400	1,588,142
			Other Industrial Services - 0.2%
		2,363,592	Team [a]	38,000	590,900

Building Systems and Components - 1.8%			Total (Cost $22,646,543)		25,186,721
Aaon [a]	85,000	1,365,950
†Drew Industries [a,c]	69,300	2,506,581	Natural Resources – 16.1%
LSI Industries	126,250	1,445,562	Energy Services - 7.9%
Preformed Line Products Company	27,000	782,460	†Dawson Geophysical [a,c]	140,100	3,061,185
			Dril-Quip [a]	69,000	1,673,940
		6,100,553	Gulf Island Fabrication	166,300	3,630,329
			GulfMark Offshore [a,c]	174,000	3,874,980
Industrial Components - 0.9%			Input/Output [a,c]	253,600	2,241,824
DuraSwitch Industries [a]	388,400	920,508	NATCO Group Cl. A [a]	151,300	1,331,440
Powell Industries [a]	121,000	2,237,290	†RPC	66,200	1,662,944
			Tesco Corporation [a]	276,600	3,014,940
		3,157,798	TETRA Technologies [a]	67,650	1,914,495
			Trican Well Service [a]	85,700	4,736,971
Machinery - 1.9%
Cascade Corporation	55,800	2,229,210			27,143,048
†Pason Systems	111,400	3,425,983	Oil and Gas - 0.5%
†Tennant	25,000	991,250	†Pioneer Drilling Company [a,c]	188,600	1,902,974

		6,646,443	Precious Metals and Mining - 7.7%
			Apex Silver Mines [a,c]	34,500	592,710
Metal Fabrication and Distribution - 0.7%			Eldorado Gold [a]	400,000	1,180,000
Gibraltar Industries	36,600	864,492	†Etruscan Resources [a]	690,000	1,061,009
Schnitzer Steel Industries Cl. A	51,000	1,730,430	†Gammon Lake Resources [a,c]	373,200	1,992,888
			Golden Star Resources [a,c]	417,900	1,675,779
		2,594,922	Metallica Resources [a]	2,433,500	3,017,540
			Minefinders Corporation [a,c]	297,000	2,037,420
Specialty Chemicals and Materials - 0.1%			Miramar Mining [a,c]	373,000	428,950
Hawkins	35,000	414,400	Northern Orion Resources [a]	1,384,600	4,029,186
			†NovaGold Resources [a]	387,300	3,001,575
Other Industrial Products - 0.8%			Royal Gold	104,000	1,896,960
Peerless Manufacturing [a]	52,200	756,900	†Silver Standard Resources [a,c]	143,800	1,738,254
Quixote Corporation	40,700	827,431	Western Silver [a,c]	429,700	3,884,488
Velcro Industries	81,500	1,080,772
					26,536,759
		2,665,103
			Total (Cost $40,257,667)		55,582,781
Total (Cost $19,331,164)		23,942,811
			Technology – 17.1%
Industrial Services – 7.3%			Aerospace and Defense - 1.2%
Commercial Services - 3.2%			Ducommun [a]	102,900	2,145,465
Bennett Environmental [a,c]	349,100	1,232,323	Integral Systems	96,200	1,871,090
Carlisle Holdings	364,301	2,637,539
CorVel Corporation [a]	51,350	1,375,153			4,016,555
Exponent [a]	126,900	3,488,481
RCM Technologies [a,c]	106,300	534,795
RemedyTemp Cl. A [a]	93,400	957,350
SM & A [a,c]	95,000	810,445

		11,036,086

10 | ROYCE CAPITAL FUND ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			PC-Tel [a]	133,600	$1,059,448
Components and Systems - 5.5%			Somera Communications [a,c]	398,700	506,349
†AlphaSmart [a]	186,500	$549,989	ViaSat [a]	51,300	1,245,051
CSP [a]	13,900	144,407
Excel Technology [a]	65,000	1,690,000			11,775,107
†Lowrance Electronics	85,000	2,677,415
†Metrologic Instruments [a,c]	82,000	1,742,500	Total (Cost $49,465,884)		59,027,116
MOCON	74,400	728,302
OSI Systems [a,c]	103,700	2,355,027	Miscellaneous – 4.8%
Perceptron [a]	147,600	1,077,480	Total (Cost $15,966,895)		16,604,314
Performance Technologies [a,c]	190,400	1,770,720
REMEC [a,c]	238,400	1,718,864	TOTAL COMMON STOCKS
Richardson Electronics	161,500	1,713,515	(Cost $232,953,612)		298,248,317
TTM Technologies [a]	242,800	2,865,040
			PREFERRED STOCK – 0.2%
		19,033,259	United Fire & Casualty Company
			6.375% Conv.	15,000	633,300
Distribution - 0.2%
Jaco Electronics [a]	190,500	762,000	TOTAL PREFERRED STOCK
			(Cost $375,000)		633,300
Internet Software and Services - 0.9%
CryptoLogic	77,300	1,928,635	REPURCHASE AGREEMENT – 13.7%
†Inforte Corporation [a,c]	148,400	1,169,392	State Street Bank & Trust Company,
			1.80% dated 12/31/04, due 1/3/05,
		3,098,027	maturity value $47,315,096
			(collateralized by Federal Home Loan
IT Services - 1.1%			Mortgage Corp., 3.875% due 2/15/05,
answerthink [a]	226,200	1,054,092	valued at $48,258,103)
Forrester Research [a,c]	96,100	1,724,034	(Cost $47,308,000)		47,308,000
†PEC Solutions [a]	60,000	850,200
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 10.4%
		3,628,326	U.S. Treasury Bills
			due 2/3/05-4/28/05		16,609
Semiconductors and Equipment - 2.5%			U.S. Treasury Bonds
CEVA [a,c]	160,400	1,460,763	3.875%-11.25% due 2/15/15-8/15/29		578,237
FSI International [a]	170,100	794,367	U.S. Treasury Notes
MIPS Technologies [a]	149,000	1,467,650	1.625%-5.625% due 4/30/05-2/15/12		34,380
PDF Solutions [a,c]	102,000	1,643,220	U.S. Treasury Strip-Principal
QuickLogic Corporation [a]	150,800	428,423	7.625%-9.00% due 5/15/17-11/15/22		41,993
Semitool [a,c]	151,300	1,404,064	U.S. Treasury Strip-Interest
White Electronic Designs [a]	239,000	1,512,870	due 8/15/12-5/15/14		42,544
			Money Market Funds
		8,711,357	State Street Navigator Securities Lending
			Prime Portfolio		35,208,991
Software - 2.3%
†iPass [a,c]	203,500	1,505,900	(Cost $35,922,754)		35,922,754
†Kongzhong Corporation ADR [a,b,c]	83,500	802,435
PLATO Learning [a,c]	285,658	2,128,152	TOTAL INVESTMENTS – 110.6%
SPSS [a]	87,500	1,368,500	(Cost $316,559,366)		382,112,371
Tengtu International [a]	1,487,500	468,563	LIABILITIES LESS CASH
Transaction Systems Architects Cl. A [a]	87,100	1,728,935	AND OTHER ASSETS – (10.6)%		(36,613,161)

		8,002,485	NET ASSETS – 100.0%		$345,499,210

Telecommunications - 3.4%
Anaren [a,c]	99,200	1,285,632
Atlantic Tele-Network	35,300	1,147,250
Brooktrout [a]	158,450	1,902,985
Captaris [a]	270,000	1,393,200
Globecomm Systems [a,c]	252,700	1,607,172
†KVH Industries [a,c]	119,900	1,175,020
Lightbridge [a]	75,000	453,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 11

SCHEDULES OF INVESTMENTS

Royce Capital Fund – Small-Cap Portfolio

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 88.0%
			Erie Indemnity Company Cl. A	6,400	$336,448
Consumer Products – 15.1%			†PXRE Group	42,400	1,068,904
Apparel and Shoes - 4.7%			ProAssurance Corporation [a]	14,100	551,451
†K-Swiss Cl. A	82,100	$2,390,752	Scottish Re Group	31,100	805,490
Steven Madden [a]	52,200	984,492	Universal American Financial [a]	33,200	513,604
Polo Ralph Lauren Cl. A	16,500	702,900
†Stride Rite	101,500	1,133,755			6,495,381

		5,211,899	Other Financial Intermediaries - 0.8%
			TSX Group	19,000	847,901
Food/Beverage/Tobacco - 1.0%
†Boston Beer Company Cl. A [a]	52,500	1,116,675	Total (Cost $5,787,816)		7,343,282

Home Furnishing and Appliances - 4.9%			Financial Services – 2.3%
American Woodmark	27,200	1,188,096	Information and Processing - 2.3%
Ethan Allen Interiors	29,600	1,184,592	eFunds Corporation [a]	105,800	2,540,258
†Hooker Furniture	85,900	1,949,930
†Stanley Furniture Company	25,100	1,128,245	Total (Cost $1,318,826)		2,540,258

		5,450,863	Health – 13.5%
			Commercial Services - 0.5%
Sports and Recreation - 1.0%			AMN Healthcare Services [a]	31,409	499,717
Winnebago Industries	28,900	1,128,834
			Drugs and Biotech - 2.5%
Other Consumer Products - 3.5%			Endo Pharmaceuticals Holdings [a]	43,800	920,676
Blyth	26,600	786,296	Lexicon Genetics [a]	91,300	708,031
RC2 Corporation [a]	43,420	1,415,492	Perrigo Company	63,900	1,103,553
Radica Games	82,400	655,904
Yankee Candle Company [a]	29,700	985,446			2,732,260

		3,843,138	Health Services - 7.3%
			AMERIGROUP Corporation [a]	14,300	1,081,938
Total (Cost $13,453,957)		16,751,409	Centene Corporation [a]	19,400	549,990
			Cross Country Healthcare [a]	73,800	1,334,304
Consumer Services – 15.1%			Healthcare Services Group	35,340	736,486
Direct Marketing - 2.2%			Horizon Health [a]	46,000	1,282,480
Nu Skin Enterprises Cl. A	98,300	2,494,854	Molina Healthcare [a]	29,500	1,368,210
			U.S. Physical Therapy [a]	116,600	1,797,972
Leisure and Entertainment - 3.6%
Dover Downs Gaming & Entertainment	114,000	1,493,400			8,151,380
Multimedia Games [a]	79,500	1,252,920
†Steiner Leisure [a]	41,000	1,225,080	Medical Products and Devices - 0.9%
			Viasys Healthcare [a]	54,600	1,037,400
		3,971,400
			Personal Care - 2.3%
Restaurants and Lodgings - 2.0%			†CNS	88,300	1,108,165
†CBRL Group	26,100	1,092,285	Nutraceutical International [a]	90,404	1,393,126
Ryan’s Restaurant Group [a]	70,700	1,090,194
					2,501,291
		2,182,479
			Total (Cost $11,128,718)		14,922,048
Retail Stores - 7.3%
Big Lots [a]	64,900	787,237	Industrial Products – 7.0%
Buckle (The)	38,700	1,141,650	Automotive - 1.1%
Claire’s Stores	68,000	1,445,000	Strattec Security [a]	20,100	1,258,662
Electronics Boutique Holdings [a]	23,100	991,914
†GameStop Corporation Cl. B [a]	61,600	1,380,456	Building Systems and Components - 2.9%
Pier 1 Imports	76,100	1,499,170	†Drew Industries [a]	52,300	1,891,691
Talbots	32,000	871,360	Simpson Manufacturing	39,600	1,382,040

		8,116,787			3,273,731

Total (Cost $13,586,171)		16,765,520	Construction Materials - 0.8%
			Florida Rock Industries	14,400	857,232
Financial Intermediaries – 6.6%
Insurance - 5.8%			Machinery - 1.1%
AmerUs Group	23,600	1,069,080	Lincoln Electric Holdings	18,300	632,082
Aspen Insurance Holdings	87,700	2,150,404	Woodward Governor Company	8,200	587,202

					1,219,284

			Metal Fabrication and Distribution - 1.1%
			Gibraltar Industries	51,000	1,204,620

			Total (Cost $5,637,764)		7,813,529

12 | ROYCE CAPITAL FUND ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		VALUE

Industrial Services – 1.8%			Miscellaneous – 4.2%
Commercial Services - 1.8%			Total (Cost $3,831,082)	$4,648,608
FTI Consulting [a]	92,500	$1,948,975
			TOTAL COMMON STOCKS
Total (Cost $1,680,565)		1,948,975	(Cost $75,300,845)	97,641,854

Natural Resources – 9.6%			REPURCHASE AGREEMENT – 11.9%
Energy Services - 3.4%			State Street Bank & Trust Company
Ensign Resource Service Group	81,600	1,701,724	1.80% dated 12/31/04, due 1/3/05,
Oil States International [a]	49,600	956,784	maturity value $13,176,976
Patterson-UTI Energy	35,400	688,530	(collateralized by Federal Home Loan
TETRA Technologies [a]	15,900	449,970	Mortgage Corp., 2.875% due 9/15/05,
			valued at $13,440,759)
		3,797,008	(Cost $13,175,000)	13,175,000

Oil and Gas - 4.6%			TOTAL INVESTMENTS – 99.9%
Cimarex Energy [a]	48,518	1,838,832	(Cost $88,475,845)	110,816,854
St. Mary Land & Exploration Company	26,400	1,101,936
Unit Corporation [a]	57,800	2,208,538	CASH AND OTHER ASSETS
			LESS LIABILITIES – 0.1%	94,373
		5,149,306
			NET ASSETS – 100.0%	$110,911,227
Precious Metals and Mining - 1.6%
Glamis Gold [a]	61,400	1,053,624
Hecla Mining Company [a]	116,200	677,446

		1,731,070

Total (Cost $7,052,000)		10,677,384

Technology – 12.8%
Components and Systems - 1.6%
†Neoware Systems [a]	120,800	1,124,527
Rimage Corporation [a]	43,954	705,901

		1,830,428

IT Services - 2.1%
MAXIMUS [a]	51,200	1,593,344
Perot Systems Cl. A [a]	47,800	766,234

		2,359,578

Semiconductors and Equipment - 1.0%
Entegris [a]	106,900	1,063,655

Software - 7.0%
InterVideo [a]	151,600	2,005,668
†iPass [a]	160,900	1,190,660
Sybase [a]	124,400	2,481,780
Transaction Systems Architects Cl. A [a]	106,400	2,112,040

		7,790,148

Telecommunications - 1.1%
†Foundry Networks [a]	90,200	1,187,032

Total (Cost $11,823,946)		14,230,841

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	A portion of these securities were on loan at December 31, 2004.
†	New additions in 2004 (unaudited).
Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2004, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 13

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2004

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)*	$334,804,371	$97,641,854
Repurchase agreements (at cost and value)	47,308,000	13,175,000
Cash	39,901	248,941
Receivable for investments sold	1,177,494	45,186
Receivable for capital shares sold	217,386	268,530
Receivable for dividends and interest	115,327	25,880
Prepaid expenses and other assets	5,411	1,356

Total Assets	383,667,890	111,406,747

LIABILITIES:
Payable for collateral on loaned securities	35,922,754	–
Payable for investments purchased	1,197,515	36,295
Payable for capital shares redeemed	638,061	344,216
Payable for investment advisory fees	356,823	89,764
Accrued expenses	53,527	25,245

Total Liabilities	38,168,680	495,520

Net Assets	$345,499,210	$110,911,227

ANALYSIS OF NET ASSETS:
Paid-in capital	$275,854,809	$86,666,000
Undistributed net investment income (loss)	(2,019,877)	(278)
Accumulated net realized gain (loss) on investments	6,111,273	1,904,496
Net unrealized appreciation (depreciation) on investments	65,553,005	22,341,009

Net Assets	$345,499,210	$110,911,227

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	30,055,201	12,330,275

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price per share)	$11.50	$9.00

*Investments at identified cost	$269,251,366	$75,300,845

Market value of loaned securities	$34,789,839

14 | ROYCE CAPITAL FUND ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended	Year ended	Year ended	Year ended
	12/31/04	12/31/03	12/31/04	12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,295,755)	$(1,451,273)	$(491,235)	$(183,664)
Net realized gain (loss) on investments	29,871,264	11,810,323	7,544,417	3,439,484
Net change in unrealized appreciation (depreciation) on investments	11,728,872	61,883,874	11,892,734	10,324,465

Net increase (decrease) in net assets from investment operations	39,304,381	72,242,924	18,945,916	13,580,285

DISTRIBUTIONS:
Net realized gain on investments	(24,637,306)	(9,155,398)	(5,303,513)	(3,123,806)

Total distributions	(24,637,306)	(9,155,398)	(5,303,513)	(3,123,806)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	86,009,942	59,995,395	48,943,577	34,664,544
Distributions reinvested	24,637,303	9,155,398	5,303,512	3,123,804
Value of shares redeemed	(29,467,535)	(16,529,499)	(14,368,978)	(9,044,502)

Net increase (decrease) in net assets from capital share transactions	81,179,710	52,621,294	39,878,111	28,743,846

NET INCREASE (DECREASE) IN NET ASSETS	95,846,785	115,708,820	53,520,514	39,200,325
NET ASSETS:
Beginning of year	249,652,425	133,943,605	57,390,713	18,190,388

End of year	$345,499,210	$249,652,425	$110,911,227	$57,390,713

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(2,019,877)	$–	$(278)	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	7,579,529	6,363,768	5,927,780	5,288,047
Shares issued for reinvestment of distributions	2,188,037	868,634	601,988	420,998
Shares redeemed	(2,610,969)	(1,950,586)	(1,757,039)	(1,338,258)

Net increase (decrease) in shares outstanding	7,156,597	5,281,816	4,772,729	4,370,787

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 15

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2004

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Dividends	$1,249,756	$317,914
Interest	322,482	94,296
Securities lending	107,307	–

Total income	1,679,545	412,210

Expenses:
Investment advisory fees	3,700,127	789,854
Custody	97,128	54,034
Shareholder reports	78,912	17,920
Administrative and office facilities	27,092	6,552
Trustees’ fees	23,241	5,848
Shareholder servicing	14,541	11,537
Audit	7,897	7,897
Legal	4,282	1,021
Other expenses	22,080	8,782

Total expenses	3,975,300	903,445

Net investment income (loss)	(2,295,755)	(491,235)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	29,871,264	7,544,417
Net change in unrealized appreciation (depreciation) on investments	11,728,872	11,892,734

Net realized and unrealized gain (loss) on investments	41,600,136	19,437,151

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$39,304,381	$18,945,916

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO (a)
2004 (c)	$10.90	$(0.09)	$ 1.58	$–	$(0.89)	$11.50	13.9%**	$345,499	1.34%	(0.78)%	38%
2003 (c)	7.60	(0.08)	3.80	–	(0.42)	10.90	49.2%	249,652	1.35%	(0.84)%	41%
2002 (c)	9.00	(0.08)	(1.08)	–	(0.24)	7.60	(12.9)%	133,944	1.35%	(0.88)%	27%
2001	7.05	(0.03)	2.12	–	(0.14)	9.00	29.7%	106,501	1.35%	(0.61)%	18%
2000	6.13	(0.01)	1.14	–	(0.21)	7.05	18.6%	35,437	1.35%	(0.14)%	31%
SMALL-CAP PORTFOLIO (b)
2004 (c)	$7.59	$(0.05)	$ 1.93	$–	$(0.47)	$9.00	25.0%	$110,911	1.14%	(0.62)%	47%
2003 (c)	5.71	(0.04)	2.38	–	(0.46)	7.59	41.1%	57,391	1.21%	(0.55)%	70%
2002 (c)	6.66	(0.05)	(0.87)	–	(0.03)	5.71	(13.8)%	18,190	1.35%	(0.80)%	53%
2001	6.40	(0.04)	1.34	–	(1.04)	6.66	21.0%	3,324	1.35%	(0.74)%	188%
2000	5.23	(0.01)	1.73	–	(0.55)	6.40	33.3%	1,440	1.35%	(0.26)%	116%

(a)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2003, 2002, 2001 and 2000, the expense ratios before the waivers and reimbursements would have been 1.36%, 1.38%, 1.58% and 2.24%, respectively.
(b)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2002, 2001 and 2000, the expense ratios before the waivers and reimbursements would have been 1.87%, 2.20% and 3.89%, respectively.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

16 | ROYCE CAPITAL FUND ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:
           Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
           Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment Transactions and Related Investment Income:
           Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
           The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

Distributions and Taxes:
          As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase Agreements:
          The Funds entered into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities Lending:
          The Funds may loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

Investment Adviser:
           Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the year ended December 31, 2004, Micro-Cap Portfolio recorded advisory fees of $3,700,127 and Small-Cap Portfolio recorded advisory fees of $789,854.

ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2004, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales

Micro-Cap Portfolio	$141,708,364	$96,253,179
Small-Cap Portfolio	$62,985,945	$31,574,671

Tax Information:
     At December 31, 2004, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Micro-Cap Portfolio	$318,611,206	$63,501,165	$74,480,187	$10,979,022
Small-Cap Portfolio	88,485,719	22,331,135	22,662,325	331,190

     The primary differences between book and tax basis cost are the timing of the recognition of losses on securities sold for book and tax purposes and the unrealized appreciation on Passive Foreign Investment Companies.

     Distributions during the years ended December 31, 2004 and 2003 were characterized as follows for tax purposes:
	Ordinary Income		Long-Term Capital Gains

	2004	2003	2004	2003

Micro-Cap Portfolio	$3,957,687	$1,084,763	$20,679,619	$8,070,635
Small-Cap Portfolio	3,117,605	3,080,676	2,185,908	43,130

     The tax basis components of distributable earnings at December 31, 2004, were as follows:

		Undistributed	Net Unrealized	Total
	Undistributed	Long-Term	Appreciation	Distributable
	Ordinary Income	Capital Gains	(Depreciation)	Earnings

Micro-Cap Portfolio	$2,611,994	$3,531,242	$63,501,165	$69,644,401
Small-Cap Portfolio	789,462	1,124,630	22,331,135	24,245,227

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2004, the funds recorded the following permanent reclassifications, which relate to the current net operating losses, equalization credits and foreign currency translations. Results of operations and net assets were not affected by these reclassifications.

	Undistributed
	Net Investment	Accumulated
	Income	Net Realized	Paid-in
	(Loss)	Gain (Loss)	Capital

Micro-Cap Portfolio	$275,878	$(1,784,697)	$1,508,819
Small-Cap Portfolio	490,957	(490,957)	–

18 | ROYCE CAPITAL FUND ANNUAL REPORT 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 19

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

          As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire six-month period ended December 31, 2004. These examples do not include any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund.

Actual Expenses
           The first part of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
          The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
	ACTUAL			(5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/04	12/31/04	Period(1)	7/1/04	12/31/04	Period(1)	Ratio(2)

Micro-Cap Portfolio	$1,000.00	$1,075.30	$7.04	$1,000.00	$1,018.35	$6.85	1.35%
Small-Cap Portfolio	$1,000.00	$1,131.70	$6.05	$1,000.00	$1,019.46	$5.74	1.13%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days (to reflect the half year period).

(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.

20 | ROYCE CAPITAL FUND ANNUAL REPORT 2004

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee,* President	NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 65	No. of Funds Overseen: 21	Age: 63	No. of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of the League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION:	Mark R. Fetting, Trustee*
Age: 50	No. of Funds Overseen: 21	NAME AND POSITION:	David L. Meister, Trustee
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.	Age: 65 Tenure: Since 1982	No. of Funds Overseen: 21 Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	Donald R. Dwight, Trustee	NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 73	No. of Funds Overseen: 21	Age: 59	No. of Funds Overseen: 21
Tenure: Since 1998	Non-Royce Directorships: None	Tenure: Since 2001	Non-Royce Directorships: Director / Trustee of registered investment companies constituting the 23 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.
Principal Occupation(s) During Past Five Years: Trustee of Colgate University; President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich, Vice President and Treasurer
NAME AND POSITION:	Richard M. Galkin, Trustee	Age: 53
Age: 66	No. of Funds Overseen: 21	Tenure: Since 2001
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 46
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 65	No. of Funds Overseen: 21	Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).
NAME AND POSITION: W. Whitney George, Vice President Age: 46 Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.
NAME AND POSITION:	William L. Koke, Trustee
Age: 70	No. of Funds Overseen: 21
Tenure: Since 1996	Non-Royce Directorships: None	NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 42
Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary Age: 37 Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

ROYCE CAPITAL FUND ANNUAL REPORT 2004 | 21

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2004 -$12,800
Year ended December 31, 2003 -$11,640

(b)	Audit-Related Fees:
Year ended December 31, 2004 -$0
Year ended December 31, 2003 -$0

(c)	Tax Fees:
Year ended December 31, 2004 -$4,070 Preparation of tax returns and excise tax review
Year ended December 31, 2003 -$3,360 Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2004 -$0
Year ended December 31, 2003 -$0

(e)(1)                  Annual Pre-Approval:     On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                            If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                            Interim Pre-Approval:     If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2004 –$4,070
Year ended December 31, 2003 –$3,360

(h)	No such services were rendered during 2004 or 2003.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: February 28, 2005		Date: February 28, 2005